(KPM FUNDS LOGO)

                                  SEMI-ANNUAL
                                     REPORT

                              KPM EQUITY PORTFOLIO

                               DECEMBER 31, 2000

                                (KPM FUNDS LOGO)

                             PERFORMANCE STATISTICS

                        Six Months      One Year
                          Ended          Ended          Average Annual Return
                        12/31/00        12/31/00       Since Inception (7/5/94)
                        ----------      --------       ------------------------

Equity Portfolio          17.25%          6.77%                 11.30%





The total returns represent the overall performance of an investment for a specific period of time, assuming reinvestment of dividends and capital gains.

Total returns reflect past performance. Past performance does not predict future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dear Shareholder:

As many of you know the Board of Directors of KPM Funds Inc., has decided that, given the current and projected size of the KPM Equity Portfolio, it is in the best interests of shareholders to liquidate the Portfolio and dissolve the Corporation. It is expected that the Portfolio will be liquidated within the next three months. Shareholders will be receiving proxy material and other information explaining in detail the process of this transaction. As the Advisor to the Fund, KPM Investment Management, Inc. is disappointed that the Fund could not reach an economical size, however the closure should not have a material impact on our operations. We will continue to provide professional investment advisory services through separately managed accounts to high net worth individuals, profit sharing & pension plans, 401(k) programs and Endowment & Foundations. KPM is also the Advisor to a pooled, private investment partnership that utilizes a value investment strategy similar to the KPM Equity Portfolio. The KPM Equity Partnership currently has space available for accredited and non-accredited investments. If this or a separately managed account is of interest, please contact your Kirkpatrick Pettis Investment Consultant for information.

Equity Markets
The equity markets were mixed during the first six months of the Fund's fiscal year, ended December 31, 2000. A dramatic slowing in economic activity in the latter part of the period weighed heavily on many sectors of the markets. This slowdown produced a weakened corporate profit picture and a raft of negative fourth quarter pre-announcements. Not only did we see disappointments coming from the economically sensitive companies, but many of the largest high-tech companies also experienced a slowing in their businesses. Because many of these stocks carried extraordinarily high valuations, the resulting price declines have been quite severe. Many of the high flying "can't lose" tech stocks have lost over 50% of their value, while more than just a few of the more speculative "dot-coms" are down 80-90%.

In contrast, the KPM Equity Portfolio produced excellent returns for the six-month period ended December 31, 2000, rising 17.25%.

This compared to a decline of -8.71% for the S&P 500, a loss of -3.53% for the Value Line Index and a gain of 4.13% in the Dow Jones Industrial Average. The shift in leadership (from growth to value) we wrote about in the June 30, 2000 annual report to shareholders accelerated with a vengeance in the last half of the calendar year. Technology stocks, which suffered losses in the second and third quarters of calendar 2000, were hammered in the December quarter. The tech-heavy NASDAQ Index plunged a startling -32.7% in the fourth quarter alone. For the six-month period ended December 31, 2000, the NASDAQ declined -37.7% and for the full calendar year the index lost -39.3%. This was the largest yearly decline in NASDAQ's 29-year history.

KPM was not alone in significantly outperforming most of the popular indices. In calendar 2000, the "value style" of investment management had its best showing ever in relation to the growth style. Growth stocks had whipped the value names for much of the previous two years, so in a way it was time for the tables to turn. Historically, we have found that value and growth go in and out of favor throughout a market cycle, but the sharp divergence we saw in 1998 and 1999 was unprecedented. Growth, especially technology, was so wildly popular that it left most other investment styles wanting for recognition. Then, the technology bubble burst in 2000, which severely penalized many of the growth managers. For example, the Russell 1000 Growth Index slumped -22.4% in the calendar year 2000, while the Russell 1000 Value Index rose 7.0%, a spread in favor of value of a record 29.4%. This was almost a complete flip flop from the Growth Index's 25.9% advantage in 1999.

Much of the general stock market's weakness in the past six months came as a result of a sharp slowdown in the U.S. economy. Most economic indicators have been very weak in recent months and corporate profits have begun to suffer. Business activity had fallen off so quickly that the Federal Reserve Board surprised investors with a 1/2 percentage point reduction in interest rates in the first week of the new year. This sudden and sharp cut in rates by Mr. Greenspan indicates that the Fed must be alarmed at the speed with which this economy has slowed down. Most of the economic indicators have been pointing to slower growth for several months, but recent statistics have shown an even more pronounced fall-off. The day before the rate cut, the Commerce Department reported a sharp decline in December's National Association of Purchasing Managers (NAPM) index, an indicator Mr. Greenspan watches closely. The index fell to 43.7, a sharp down from November's 47.7, and the lowest level since April 1991. This was the sixth month in which this index has been below 50, the level that separates growth from contraction in the manufacturing sector.

Now that the Fed has acted to lower rates what happens to stocks? Historically, a Fed that is easing has been good for stocks. Since 1970 the S&P 500 has risen on average 10.4% three months after the first Fed rate cut, 19.1% six months later and 23.6% in twelve months. Moreover, history also tells us that after a year in which the averages are down, the following year produces average returns of over 20%.

Notwithstanding this bit of history, we believe the most important determination of market direction this year will be the severity of the economic slowdown in which we currently find ourselves. The Fed has taken the first dramatic step to stem the tide, but additional easing as well as a tax cut would be good medicine for this ailing economy. There is no reason to believe that the Fed will not do whatever it takes to bring the economy back to a healthy and sustainable rate of growth with better equity markets as a result.

In conclusion, I want to thank all shareholders for their support and patronage over the past 10 years. Obviously, we are disappointed we have to close the Fund but we would appreciate the opportunity to continue to serve your investment needs. Please contact your Kirkpatrick Pettis Investment Consultant or me directly at (402) 392-7970 to discuss the various investment options that are available to you.

Sincerely,

/s/ Rodney D. Cerny

Rodney D. Cerny
President

                       AVERAGE ANNUAL RATE OF RETURN (%)
                     FOR THE PERIOD ENDED DECEMBER 31, 2000

                        Fiscal                                  Since Inception
                     Year-to-Date       1 Year     3 Years          7/5/94
                     ------------       ------     -------          ------
KPM Equity Portfolio    17.25            6.77       (1.57)           11.30


  Date    KPM Equity Portfolio    S&P 500 Composite
  ----    --------------------    -----------------
07/05/94        10,000                  10,000
12/31/94        10,234                  10,440
06/30/95        12,201                  12,549
12/31/95        13,565                  14,363
06/30/96        15,162                  15,813
12/31/96        17,506                  17,660
06/30/97        19,850                  21,300
12/31/97        21,023                  23,554
06/30/98        21,612                  27,725
12/31/98        20,204                  30,284
06/30/99        21,185                  29,869
12/31/99        18,776                  32,172
06/30/00        17,098                  32,037
12/31/00        20,048                  29,244

This chart assumes an initial investment of $10,000 made on 7/5/94. Total return is based on the net change in N.A.V. and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance, which is no guarantee of future results, and will fluctuate. The investment return and principal value of an investment in the KPM Equity Portfolio will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

The S&P 500 Composite is an index of 500 selected common stocks. The index consists primarily of stocks with large market capitalizations and represents approximately two-thirds of the total market value of all U.S. common stocks. The returns for this index do not reflect any fees or expenses.

                              KPM EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                         DECEMBER 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS - 71.9%                                    SHARES          VALUE
--------------------------------------------------------------------------------
BASIC MATERIALS - 3.0%
FiberMark, Inc. *                                         5,000        $ 39,062
Potash Corporation of Saskatchewan Inc.                   2,000         156,625
                                                                ----------------
                                                                        195,687
                                                                ----------------

CAPTIAL GOODS - 6.8%
Emerson Electric Co.                                      2,000         157,625
Pentair, Inc.                                             7,200         174,150
Ritchie Bros. Auctioneers Incorporated *                  5,000         103,750
                                                                ----------------
                                                                ----------------
                                                                        435,525
                                                                ----------------

COMMUNICATION SERVICES - 3.6%
RCN Corporation *                                        20,000         121,250
WorldCom, Inc. *                                          7,900         111,094
                                                                ----------------
                                                                ----------------
                                                                        232,344
                                                                ----------------

CONSUMER CYCLICALS - 5.4%
The New Dun & Bradstreet Corporation *                    4,200         108,675
Gannett Co., Inc.                                         2,000         126,125
SITEL Corporation *                                      40,000         115,000
                                                                ----------------
                                                                ----------------
                                                                        349,800
                                                                ----------------

CONSUMER STAPLES - 12.8%
Anheuser-Busch Companies, Inc.                            3,500         159,250
CVS Corporation                                           3,200         191,800
Kimberly-Clark Corporation                                2,800         197,932
McDonald's Corporation                                    8,100         275,400
                                                                ----------------
                                                                        824,382
                                                                ----------------

ENERGY - 5.4%
BP Amoco Plc ADR                                          3,560         170,435
Exxon Mobil Corporation                                   2,000         173,875
                                                                ----------------
                                                                ----------------
                                                                        344,310
                                                                ----------------

FINANCIAL - 19.0%
The Allstate Corporation                                  4,900         213,456
Berkshire Hathaway Inc. *                                   120         282,480
Freddie Mac                                               3,500         241,063
Moody's Corporation                                       6,300         161,831
USA Education Inc.                                        4,800         326,400
                                                                ----------------
                                                                ----------------
                                                                      1,225,230
                                                                ----------------

HEALTHCARE - 5.5%
IMS Health Incorporated                                   5,300       $ 143,100
Johnson & Johnson                                         2,000         210,125
                                                                ----------------
                                                                        353,225
                                                                ----------------

TECHNOLOGY - 10.4%
American Power Conversion Corporation *                  15,000         184,688
Electronic Data Systems Corporation                       4,100         236,775
First Data Corporation                                    3,500         184,406
Gartner Group, Inc. *                                     9,000          62,100
SYNAVANT Inc. *                                             525           2,461
                                                                ----------------
                                                                        670,430
                                                                ----------------

TOTAL COMMON STOCK
     (cost $3,399,504)                                                4,630,933
                                                                ----------------

--------------------------------------------------------------------------------
SHORT-TERM                                             PRINCIPAL
INVESTMENTS - 39.8%                                      AMOUNT
--------------------------------------------------------------------------------
Variable Rate Demand Notes - 13.5%
American Family Financial Services, Inc., 6.235%      $ 320,664         320,664
Sara Lee Corporation, 6.246%                            205,550         205,550
Wisconsin Corporate Central Credit Union, 6.316%         20,178          20,178
Wisconsin Electric Power Company, 6.235%                325,504         325,504
                                                                ----------------
                                                                ----------------
                                                                        871,896
                                                                ----------------

U.S. TREASURY OBLIGATIONS - 26.3%
U.S. Treasury Bill, 0.000%
     due 02/08/01                                     1,700,000       1,690,274
                                                                ----------------

TOTAL SHORT-TERM INVESTMENTS
     (cost $2,562,170)                                                2,562,170
                                                                ----------------

TOTAL INVESTMENTS - 111.7%
     (cost $5,961,674)                                                7,193,103

Liabilities in excess of other assets - (11.7%)                        (754,757)

                                                                ----------------
Total net assets - 100.0%                                           $ 6,438,346
                                                                ================

* Non-income producing

                     See notes to the financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                          DECEMBER 31, 2000 (UNAUDITED)


                                                                      KPM
                                                                    Equity
                                                                   Portfolio
                                                                --------------
ASSETS:
Investments, at value
   (cost of $5,961,674)                                           $ 7,193,103
Dividends and interest receivable                                       7,877
Receivable from Adviser                                                 5,537
Other assets                                                            9,841
                                                                  ------------
       Total assets                                                 7,216,358
                                                                  ------------
LIABILITIES:
Payable for securities purchased                                      602,061
Payable for capital shares redeemed                                   151,531
Payable to Distributor                                                  2,040
Accrued expenses and other liabilities                                 22,380
                                                                  ------------
       Total liabilities                                              778,012
                                                                  ------------
NET ASSETS                                                        $ 6,438,346
                                                                  ============



NET ASSETS CONSIST OF:
Paid in capital                                                   $ 4,491,545
Accumulated undistributed net investment income                        10,685
Accumulated undistributed net realized gain on investments            704,687
Unrealized appreciation on investments                              1,231,429
                                                                  ------------
NET ASSETS                                                        $ 6,438,346
                                                                  ============


Shares issued and outstanding (Fifty million
   shares of $0.00001 par value authorized)                           664,498

Net asset value per share (offering and redemption price)              $ 9.69
                                                                  ============

                     See notes to the financial statements.

                            STATEMENT OF OPERATIONS
               FOR THE PERIOD ENDED DECEMBER 31, 2000 (UNAUDITED)

                                                                      KPM
                                                                    Equity
                                                                   Portfolio
                                                                   ---------

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $583)                  $ 50,430
Interest                                                             15,901
                                                                ------------
       Total investment income                                       66,331
                                                                ------------

EXPENSES:
Investment advisory fees                                             29,678
Accounting and transfer agent fees and expenses                      28,520
Distribution fees (12b-1)                                             9,274
Administrative fees                                                  15,088
Custody fees and expenses                                             4,232
Professional fees                                                     1,472
Directors' fees and expenses                                          3,312
Shareholder reports                                                   2,576
Other                                                                   368
                                                                ------------
       Total expenses before reimbursement from Adviser              94,520
                                                                ------------
       Less, expense reimbursement from Adviser                     (38,874)
                                                                ------------
Net expenses                                                         55,646
                                                                ------------

NET INVESTMENT INCOME                                                10,685
                                                                ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                    729,199
Net change in unrealized appreciation of investments                406,818
                                                                ------------
NET GAIN ON INVESTMENTS                                           1,136,017
                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 1,146,702
                                                                ============

                     See notes to the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                   KPM Equity Portfolio
                                                   --------------------

                                               Six Months            Year
                                                 Ended               Ended
                                              Dec. 31, 2000      June 30, 2000
                                              -------------      -------------
                                               (Unaudited)
OPERATIONS:
Net investment income                            $10,685             $42,002
Net realized gain on investments                 729,199           2,117,070
Change in unrealized
   appreciation (depreciation) of investments    406,818          (6,205,753)
                                             ------------        ------------
       Net increase (decrease) in net assets
          resulting from operations            1,146,702          (4,046,681)
                                             ------------        ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                            (10,515)            (31,487)
Net realized gain on investments              (2,141,347)           (962,486)
                                             ------------        ------------
       Total dividends and distributions      (2,151,862)           (993,973)
                                             ------------        ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                        182,780           2,760,592
Shares issued in connection with payment of
   dividends and distributions                 2,151,862             952,040
Cost of shares redeemed                       (2,402,523)        (17,512,100)
                                             ------------        ------------
       Net decrease in net assets
          from capital share transactions        (67,881)        (13,799,468)
                                             ------------        ------------

TOTAL DECREASE IN NET ASSETS                  (1,073,041)        (18,840,122)
                                             ------------        ------------

NET ASSETS:
Beginning of period                            7,511,387          26,351,509
                                             ------------        ------------
End of period*                                $6,438,346          $7,511,387
                                             ------------        ------------
*Including undistributed net investment
     income of:                                  $10,685             $10,515
                                             ============        ============

CHANGES IN SHARES OUTSTANDING:
Shares sold                                       13,706             205,710
Shares issued in connection with payment
     of dividends and distributions              227,951              68,052
Shares redeemed                                 (181,500)         (1,283,237)
                                             ------------        ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING     60,157          (1,009,475)
                                             ============        ============


                     See notes to the financial statements.



                                                                KPM EQUITY PORTFOLIO
                                       ------------------------------------------------------------------------
                                       Six Months     Year        Year        Year        Year           Year
                                         Ended       Ended       Ended       Ended        Ended          Ended
                                        Dec. 31,     June 30,    June 30,    June 30,    June 30,       June 30,
                                         2000         2000        1999        1998         1997          1996
                                         ----         ----        ----        ----         ----          ----
                                      (Unaudited)

NET ASSET VALUE - BEGINNING OF PERIOD   $12.43        $16.33      $17.31      $17.92       $14.53        $12.00
                                        ------        ------      ------      ------       ------        ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                     0.02          0.04        0.07        0.08         0.05          0.05
Net realized gain (loss) and unrealized
     appreciation (depreciation)          2.00         (3.10)      (0.45)       1.31         4.25          2.83
                                        ------        ------      ------      ------       ------        ------
       Total from investment operations   2.02         (3.06)      (0.38)       1.39         4.30          2.88
                                        ------        ------      ------      ------       ------        ------

LESS DISTRIBUTIONS:
Dividends from net investment income     (0.02)        (0.02)      (0.07)      (0.08)       (0.06)        (0.05)
Distributions from net realized gain
     from investment transactions        (4.74)        (0.82)      (0.53)      (1.92)       (0.85)        (0.30)
                                        ------        ------      ------      ------       ------        ------
       Total distributions               (4.76)        (0.84)      (0.60)      (2.00)       (0.91)        (0.35)
                                        ------        ------      ------      ------       ------        ------

NET ASSET VALUE - END OF PERIOD          $9.69        $12.43      $16.33      $17.31       $17.92        $14.53

TOTAL RETURN                             17.25%(1)    -19.29%      -1.97%       8.88%       30.92%        24.27%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (thousands)     $6,438        $7,511     $26,352     $56,115      $41,343       $30,565
Ratio of expenses to average net
     assets                               1.50%(2),(3)  1.50%(2)    1.43%(2)    1.42%        1.45%         1.50%
Ratio of net investment income to
     average net assets                   0.29%(2),(3)  0.28%(2)    0.41%(2)    0.45%        0.34%         0.40%
Portfolio turnover rate                  16.21%        22.93%      36.22%      32.25%       41.83%        34.05%


(1) Not annualized.
(2) Without fees waived, ratio of expenses to average net assets would have been 2.55%, 1.84% and 1.43% and ratio of net investment income to average net assets would have been -0.76%, -0.06% and 0.41% for the six months ended December 31, 2000 and the years ended June 30, 2000 and June 30, 1999, respectively.
(3) Annualized.


                     See notes to the financial statements.


                                KPM FUNDS, INC.
       NOTES TO THE FINANCIAL STATEMENTS -- DECEMBER 31, 2000 (UNAUDITED)

1.       ORGANIZATION
KPM Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At December 31, 2000, the Fund had one series in operation: the KPM Equity Portfolio (the "Portfolio").

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements.

USE OF ESTIMATES: In preparing the financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS:Investment securities are carried at value determined using the following valuation methods:

o Securities traded on a national securities exchange are valued at the last reported sale price at the close of business of the exchange.

o Securities traded on a national securities exchange for which there were no sales on that day or on the NASDAQ National Market System and securities traded on other over-the-counter markets for which market quotations are readily available are valued at closing bid prices.

o Securities including bonds or other assets for which market prices are not readily available are valued at fair market value as determined in good faith under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

o Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

All securities are valued in accordance with the above noted policies at the close of business each day.

DISTRIBUTIONS   TO  SHAREHOLDERS:  Dividends  from  net investment   income  are
declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared at least annually.

FEDERAL INCOME TAXES: It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Portfolio intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Short-term securities are amortized using the straight-line method of amortization. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to paid in capital.



  NOTES TO THE FINANCIAL STATEMENTS - DECEMBER 31, 2000 (UNAUDITED) (CONTINUED)

3.       INVESTMENT ADVISORY AND OTHER AGREEMENTS
The Fund has retained KPM Investment Management, Inc. (the "Adviser"), a wholly-owned subsidiary of KFS Corporation, which is a wholly owned subsidiary of Mutual of Omaha Insurance Company, as its exclusive investment adviser. The Adviser receives a fee, computed daily and payable monthly, at the annual rate presented below as applied to the Portfolio's daily net assets. The Adviser has voluntarily agreed to reimburse the Portfolio to the extent of the advisory fee paid, if operating expenses exceed the annual rate presented below as applied to the Portfolio's daily net assets. The total amount of fees waived by the Adviser for the period ended December 31, 2000 was $38,874.

                                                                 KPM Equity
                                                                  Portfolio
                                                                --------------
        Annual Advisory Rate.................................       0.80%
        Annual Cap on Expenses...............................       1.50%

The Fund has an agreement with Kirkpatrick, Pettis, Smith, Polian Inc. ("KPSP"), a wholly-owned subsidiary of KFS Corporation, to act as principal underwriter and distributor for the Portfolio's shares. Pursuant to the distribution agreement and Rule 12b-1 Plan, KPSP is paid a fee of 0.25% per annum of the Portfolio's daily net assets. Under the terms of the distribution agreement, the Portfolio incurred $9,274 for such service.

For the period ended December 31, 2000, the KPM Equity Portfolio did not pay broker commissions to KPSP.

4.       SECURITIES TRANSACTIONS
Purchases and sales of investment securities, other than short-term investments, for the period ended December 31, 2000 were as follows:

                                                                     KPM Equity
                                                                      Portfolio
                                                                   -------------
        Purchases:
             U.S. Government......................................        -
             Other................................................   $1,104,337
        Sales:
             U.S. Government......................................        -
             Other................................................   $4,675,253

At December 31, 2000, unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                         Net
                                    Appreciation     Appreciation   Depreciation
        KPM Equity Portfolio.........$1,162,434       $1,497,498     $(335,064)

At December 31, 2000, the cost of investments for income tax purposes was $6,030,669. The cost of investment securities for income tax purposes differs from the cost of investment securities for financial statement reporting purposes by $68,995, which is attributable to wash sale loss deferrals.

INVESTMENT ADVISER
KPM Investment Management, Inc.

DISTRIBUTOR
Kirkpatrick, Pettis, Smith, Polian Inc.

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT AND
SHAREHOLDER SERVICING AGENT
Firstar Mutual Fund Services, LLC

CUSTODIAN
Firstar Bank, N.A.

This report has been prepared for the general information of KPM Funds shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Prospectus contains more complete information about the Fund's objectives, policies, expenses and risks. Please read the prospectus carefully before investing or sending money.

(KPM FUNDS LOGO)

10250 Regency Circle, Suite 500
Omaha, NE 68114-3723